FOOT LOCKER, INC.

FOURTH QUARTER 2023
EARNINGS RESULTS

MARCH 6, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This investor presentation includes "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks," "continues," "feels," "forecasts," or words of similar meaning, or future or conditional verbs, such as "will," "should," "could," "may," "aims," "intends," or "projects." Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, statements regarding our financial position, business strategy, and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained herein are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to, a change in the relationship with any of our key suppliers, including access to premium products, volume discounts, cooperative advertising, markdown allowances, or the ability to cancel orders or return merchandise; inventory management; our ability to fund our planned capital investments; a recession, volatility in the financial markets, and other global economic factors, including inflation; difficulties in appropriately allocating capital and resources among our strategic opportunities; our ability to realize the expected benefits from acquisitions; business opportunities and expansion; investments; expenses; dividends; share repurchases; cash management; liquidity; cash flow from operations; our ability to access the credit markets at competitive terms; borrowing capacity under our credit facility; repatriation of cash to the United States; supply chain issues; labor shortages and wage pressures; consumer spending levels; licensed store arrangements; the effect of certain governmental assistance programs; the success of our marketing and sponsorship arrangements; expectations regarding increasing global taxes; the effect of increased government regulation, compliance, and changes in law; the effect of the adverse outcome of any material litigation or government investigation that affects us or our industry generally; the effects of weather; ESG risks, including, but not limited to climate change; increased competition; geopolitical events; the financial effect of accounting regulations and critical accounting policies; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors set forth in the section entitled "Risk Factors" of our most recent Annual Report on Form 10-K.

All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak to our views only as of the date of this investor presentation. Additional risks and uncertainties that we do not presently know about or that we currently consider to be insignificant may also affect our business operations and financial performance.

Please refer to "Item 1A. Risk Factors" in the Annual Report for a discussion of certain risks relating to our business and any investment in our securities. Given these risks and uncertainties, you should not rely on forward-looking statements as predictions of actual results. Any or all of the forward-looking statements contained in this investor presentation, or any other public statement made by us, including by our management, may turn out to be incorrect.

We are including this cautionary note to make applicable, and take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures – Amounts used in this presentation are on a Non-GAAP basis, a reconciliation is included in the Appendix.

Fourth QUARTER

2023 RESULTS

Foot Locker, Inc.



FOURTH QUARTER 2023 HIGHLIGHTS

COMP SALES	Comps by Region
-0.7% Total sales +2.0%	NA -0.7% EMEA -1.0% APAC -0.2%
Gross margin **-350 bps** Higher Markdowns Partially Offset by Occupancy Leverage	SG&A rate **+10 bps** Inflation and Investments
Ending Inventories Better than Expectations **-8.2%** Year-over-year	GAAP EPS **($4.13)** Non-GAAP EPS* **$0.38**

* A reconciliation to GAAP is provided in the Appendix

4Q GLOBAL COMP DETAIL

Footwear
Up Low-Single Digits

Apparel
Down Low-Double Digits

Accessories
Flattish

November	December	January
Up Low-Single Digits	Down Slightly	Down Mid-Single Digits

Note: Data is on comp basis. Category data is ex-WSS/atmos, while monthly data includes WSS/atmos.

4Q COMP DETAIL



Foot Locker +4.8%
Champs Sports -10.4%
Kids Foot Locker +6.9%
WSS -6.1%
NA
-0.7%
EMEA
-1.0%
Foot Locker Europe +0.3%
Sidestep n.m.
APAC
-0.2%
Foot Locker +0.6%
atmos -1.8%

FOURTH QUARTER 2023 GROSS MARGIN AND SG&A RATE

GROSS MARGIN
(% of sales)



33.1%
33.0%
30.1%
26.6%
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Down 350 bps Vs. Last Year

Key Drivers
- Merchandise Margin Fell 400 Bps on Higher Markdowns
- Occupancy leveraged 50 Bps aided by extra week

SG&A EXPENSES
(% of sales)



21.0%
22.4%
22.3%
22.4%
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Up 10 bps Vs. Last Year

Key Drivers
- Pressure from Inflation, Wage Investments, and Technology
- Offset by cost savings and higher sales volumes from 53rd week



2024 OUT-LOOK (52-WEEK YEAR)

Metric	Outlook	Commentary
Total Sales	-1.0% to +1.0%	~1% annual headwind from lapping 53rd week in 2023
Comp Sales	+1.0% to +3.0%	
Store Count	Down ~4%	
Square Footage	Down ~1%	
Licensing Revenue	~$17 million	
Gross Margin	29.8% to 30.0%	Lower markdowns year-on-year
SG&A Rate	24.4% to 24.6%	Ongoing investment spending
D&A	$210 to $215 million	
EBIT Margin	2.8% to 3.2%	
Net Interest	~$12 million	
Non-GAAP Tax Rate	35.0%-36.0%	
Non-GAAP EPS	$1.50-$1.70	
Capital Expenditures	~$345 million	

Our Lace Up Plan

4Q23 Lace Up Dashboard

Transformation initiatives have made progress against all 5 Lace Up plan imperatives

Expand Sneaker Culture

Increase our array of brands to expand sneaker culture



NON-NIKE
% OF SALES (ALL BANNER)
37%
40%
40%
2022 Q4
2023 Q4
2026 Target



EXCLUSIVES
% OF SALES
17%
15%
20%
2022 Q4
2023 Q4
2026 Target

Create Value for all Stakeholders

Create lasting value for our communities, team members, and investors



EBIT SAVINGS
CULMINATIVE $ FROM COST OPTIMIZATION
$20M
$135M
$350M
4Q23
2023
Total Cost Optimization Target

Power Up Our Portfolio

Transform our store footprint through new concepts and footprint optimization



OFF-MALL
% OF SQ FT (NA ONLY)
34%
39%
50%
2022 Q4
2023 Q4
2026 Target



NEW CONCEPTS
% OF SQ FT
11%
16%
20%
2022 Q4
2023 Q4
2026 Target

Deepen Our Relationship with Customers

Drive deeper customer engagement, and utilize data to better serve our customers



LOYALTY
PENETRATION (NA)
21%
21%
50%
2022 Q4
2023 Q4
2026 Target

Be Best-in-class Omni

Make the customer journey more dynamic, personalized, and seamless



DIGITAL
% OF SALES
17.7%*
19.5%
25%
2022 Q4
2023 Q4
2026 Target

*18.2% penetration with Eastbay


Foot Locker

Foot Locker is the leader and originator of sneaker culture

WITH THE RIGHT FOCUS, INVESTMENT AND CAPABILITIES, WE WILL DRIVE STEADY, LONG-TERM PROFITABLE GROWTH

LACING UP FOR THE FUTURE

- ✓ Strong Assets To Leverage
- ✓ Operate In An Exciting, Growing Market
- ✓ New Insights And Opportunities To Grow



FOOT LOCKER VISION

Foot Locker Unlocks The "Inner Sneakerhead" In All Of Us – Sparking Discovery And Igniting The Power Of Sneaker Culture.

Foot Locker

Bring the best of sneaker culture to all

Kids Foot Locker

Recruit the next generation

CHAMPS SPORTS

Serve the active athlete

WSS

Celebrate the Hispanic community

atmos

Share Japanese street and sneaker culture

Our Lace Up Plan


EXPAND SNEAKER
CULTURE


POWER UP OUR
PORTFOLIO


DEEPEN OUR
RELATIONSHIP WITH
CUSTOMERS


BE
BEST-IN-CLASS
OMNI

CREATE VALUE FOR ALL STAKEHOLDERS (CUSTOMERS, COMMUNITY, TEAM MEMBERS, & INVESTORS)

APPENDIX

GAAP to Non-GAAP Reconciliations

	Fourth Quarter				Year-to-Date			
	2023		2022		2023		2022	
Pre-tax income:								
(Loss) income from continuing operations before income taxes	$	(524)	$	48	$	(423)	$	524
Pre-tax adjustments excluded from GAAP:								
Impairment and other [1]		21		74		80		112
Other expense / income [2]		554		9		548		41
Adjusted income before income taxes (non-GAAP)	$	51	$	131	$	205	$	677
After-tax income:								
Net (loss) income attributable to Foot Locker, Inc.	$	(389)	$	19	$	(330)	$	342
After-tax adjustments excluded from GAAP:								
Impairment and other, net of income tax benefit of $7, $11, $18, and $21 million, respectively [1]		14		63		62		91
Other expense / income, net of income tax benefit of $143, $2, $142, and $9 million, respectively [2]		411		7		406		32
Net loss from discontinued operations, net of income tax benefit of $-, $1, $-, and $1, respectively [3]		—		3		—		3
Tax reserves benefit / charge [4]		—		—		(4)		5
Adjusted net income (non-GAAP)	$	36	$	92	$	134	$	473

GAAP to Non-GAAP Reconciliations (cont.)

	Fourth Quarter		Year-to-Date	
	2023	2022	2023	2022
Earnings per share:				
(Loss) earnings per share attributable to Foot Locker, Inc.	$ (4.13)	$ 0.20	$ (3.51)	$ 3.58
Diluted EPS amounts excluded from GAAP:				
Impairment and other (1)	0.15	0.66	0.66	0.95
Other expense / income (2)	4.36	0.07	4.31	0.33
Net loss from discontinued operations (3)	—	0.04	—	0.04
Tax reserves benefit / charge (4)	—	—	(0.04)	0.05
Adjusted diluted earnings per share (non-GAAP)	$ 0.38	$ 0.97	$ 1.42	$ 4.95

Notes on Non-GAAP Adjustments:

(1) For the fourth quarter of 2023, impairment and other included $11 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges. These were incurred as part of the Company's annual review of underperforming stores and the planned wind down of its U.S. atmos stores, partially offset by a net benefit from the settlement of lease obligations associated with Sidestep store closures. In addition, the Company recorded intangible asset impairment of $9 million on an atmos tradename and reorganization costs of $5 million. These charges were partially offset by a $4 million reduction in the fair value of the atmos contingent consideration liability.

For fiscal year 2023, impairment and other included impairment charges of $30 million from a review of underperforming stores and accelerated tenancy charges on right-of-use assets for closures of the Sidestep banner and certain Foot Locker Asia stores. Additionally, the Company incurred transformation consulting expense of $27 million and reorganization costs of $17 million primarily related to severance and the closures of the Sidestep banner, certain Foot Locker Asia stores, and a North American distribution center. The fiscal year also included the atmos intangible asset impairment of $9 million, partially offset by the $4 million reduction in the fair value of the atmos contingent consideration.

The Company provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company's forward-looking guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

GAAP to Non-GAAP Reconciliations (cont.)

For the fourth quarter of 2022, impairment and other charges included $53 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges. These were incurred as a result of the Company's planned wind down of the Sidestep banner, a review of underperforming stores, and the continued wind down of the remaining Footaction stores. Additionally, the Company recorded $20 million of primarily severance costs related to a reorganization, $15 million of transformation consulting, $9 million of litigation costs related to an employment matter, and $8 million of Sidestep tradename asset impairment, partially offset by a $31 million reduction in the fair value of the atmos contingent consideration liability.

For fiscal year 2022, impairment and other charges included $58 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges, $42 million of transformation consulting, $22 million of primarily severance costs related to a reorganization, $9 million of litigation costs related to an employment matter, $8 million of Sidestep tradename asset impairment, and $4 million of acquisition integration costs, partially offset by a $31 million reduction in the fair value of the atmos contingent consideration liability.

(2) For the fourth quarter of 2023, other income / expense primarily consisted of a $478 million non-cash charge on minority investments and a $75 million charge related to the partial settlement of pension plan obligations. The adjustment related to the Company's minority investments was triggered by an assessment of impairment. During the fourth quarter, as part of efforts to reduce pension plan obligations, the Company transferred approximately $109 million of its U.S. Qualified pension plan registered assets and liabilities to an insurance company through the purchase of a group annuity contract, under which an insurance company is required to directly pay and administer pension payments to certain pension plan participants, or their designated beneficiaries. In connection with this transaction, the Company recorded a non-cash pretax settlement charge of $75 million. This settlement charge accelerated the recognition of previously unrecognized losses in "Accumulated Other Comprehensive Loss." Additionally, fiscal year 2023 also included a $3 million gain from the sale of a North American corporate office property, a $3 million gain from the sale of the Singapore and Malaysian Foot Locker businesses to a license partner, and $2 million of the Company's share of losses related to equity method investments.

Other income / expense for the fourth quarter of 2022 consisted of a $9 million loss on the sale of the minority investment in Retailors, Ltd. Fiscal year 2022 also included a $53 million loss on the changes in fair value of the investment in Retailors, Ltd., partially offset by $1 million of dividend income from this investment, and the Company's share of income related to other equity method investments of $1 million. Additionally, the Company recognized a $19 million gain on the divestiture of the Team Sales business that occurred in the second quarter of 2022.

(3) In the fourth quarter of 2022, the Company recorded a charge to discontinued operations of $4 million ($3 million after tax) related to the resolution of a legal matter of a business it formerly operated.

(4) In the first quarter of 2023, the Company recorded a $4 million benefit related to income tax reserves due to a statute of limitations release. In the second quarter of 2022, the Company recorded a $5 million charge related to income tax reserves due to the resolution of a foreign tax settlement.

The Company provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company's forward-looking guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.